UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

KALLO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant’s telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS” THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES,” “EXPECTS,” “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, IN MARCH 2021, THE SECURITIES AND EXCHANGE COMMISSION ISSUED A TEN DAY TRADING SUSPENSION WITH RESPECT TO OUR COMMON STOCK. WHILE WE UNDERSTAND THAT THEY HAVE CONCERNS AND QUESTIONS REGARDING OUR BUSINESS AND THE AGREEMENTS THAT WE HAVE REACHED WITH THE REPUBLIC OF KENYA AND LIKELY OTHER COUNTRIES IN AFRICA, WE BELIEVE THAT THE STAFF AT THE COMMISSION MAY TAKE OTHER ADVERSE ACTIONS AGAINST US AND WE CANNOT BE CERTAIN WHAT ACTIONS MAY RESULT. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 3.02 Unregistered Sales of Equity Securities.

On October 7, 2021 our Board of Directors approved the issuance of the following shares of our Common Stock (the “Subject Shares”): (1) 2,532,000,000 Subject Shares to John Cecil; (2) 610,000,000 Subject Shares to Lloyd Chiotti; (3) 1,284,000,000 Subject Shares to Rajni Kassett; (4) 136,000,000 Subject Shares to Samuel R. Baker; (5) 282,000,000 Subject Shares to Samuel Pyo; and 361,000,000 Subject Shares to John Peter Maria Soosai.

All of the Subject Shares were issued with a restricted securities legend pursuant to the claim of exemption provided by Section 4(a)(1) of the Securities Act of 1933, as amended (the “1933 Act”). We did not incur any fees to any FINRA-registered broker-dealer or any other person in connection with the issuance of the Subject Shares.

Each person who is to receive any of the Subject Shares duly executed a subscription agreement confirming that: (1) they understood that the Subject Shares are restricted securities; (2) they were acquiring the Subject Shares for investment purposes only and not with a view to any re-sale or distribution; (3) they received and reviewed certain of the Company’s periodic reports as filed with the Securities and Exchange Commission and that they had a sufficient opportunity to ask questions of the Company’s management regarding the Company’s corporate and financial affairs and the Company’s prospects and to receive answers to all said questions that allowed them to make an informed investment decision.

We did not use or employ any FINRA-registered broker-dealer in connection with the issuance of the Subject Shares and we do not anticipate incurring any fees or commissions payable to any third party in connection with the issuance of the Subject Shares.

RISK FACTORS

The reader of this Form 8-K is reminded that they will need to review and evaluate the risks and uncertainties that are listed and presented in Item 1A of our 2020 Annual Report on Form 10-K. We are a small public company with limited financial and managerial resources and any person who acquires our Common Stock, our Preferred Stock, or any debt instrument that we have issued should understand that our securities are “HIGH RISK” investments suitable only for those persons who can accept the total loss of their investment.

In addition, any person who acquires or seeks to acquire our Common Stock should know that on March 24, 2001 we were informed that the Securities and Exchange Commission, pursuant to Section 12(k) of the Securities Exchange Act of 1934, as amended, suspended trading of our Common Stock for a period from 9:30 A.M., EDT on March 24, 2021 through 11:59 P.M. on April 7, 2021.

We are disappointed by this trading suspension and while we are hopeful that we may be able to resolve any matters that resulted in the trading suspension, we have not yet had any discussions with the staff at the Securities and Exchange Commission that would allow us to accurately understand all of their concerns. In that light we cannot assure you that we will successfully resolve their concerns or whether we can regain the tradability of our Common Stock either within the ten (10) day suspension period or if ever.

We are a small company and due to our state of insolvency, we may not be able to undertake and obtain the funds needed to undertake the necessary and customary steps needed to successfully regain tradability of our Common Stock. For these and other reasons, any person who acquires our Common Stock, our Preferred Stock, or any of our debt instruments should be prepared to lose their entire investment.

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic and we do not anticipate that these risks and uncertainties will decline in any material respect at any time in the foreseeable future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, INC.

Date: October 18, 2021	By: /s/ John Cecil
John Cecil, Chief Executive Officer &
Chief Financial Officer